                                                                               .
                                                                               .
                                                                               .

                                                               EXHIBIT (g)(viii)

                         SHAREHOLDER SERVICE AGREEMENT
                                    AMENDED
                                   SCHEDULE A

                 Name of Fund                            Effective Date
                 ------------                            --------------
Schwab 1000 Fund                                        May 1, 1993

Schwab Long-Term Government
  Bond Fund                                             May 1, 1993

Schwab Short-Term Bond Market Fund
  (Formerly known as Schwab Short-Term
  Bond Market Index Fund; and
  Schwab Short/Intermediate
  Government Bond Fund)                                 May 1, 1993

Schwab Total Bond Market Fund
  (Formerly known as Schwab Total Bond
  Market Index Fund; and Schwab
  Long-Term Government Bond Fund)                       May 1, 1993

Schwab Short/Intermediate
  California Tax-Free Bond Fund                         May 1, 1993

Schwab Long-Term Tax-Free Bond Fund                     May 1, 1993

Schwab Short/Intermediate
  Tax-Free Bond Fund                                    May 1, 1993

Schwab YieldPlus Fund                                   July 21, 1999

Schwab GNMA Fund                                        January 27, 2003

Schwab California Tax-Free YieldPlus Fund               November 15, 2004

Schwab Tax-Free YieldPlus Fund                          November 15, 2004

                                          SCHWAB INVESTMENTS

                                          By:    ____________________
                                          Name:  Stephen B. Ward
                                          Title: Senior Vice President
                                                 and Chief Investment Officer

                                          CHARLES SCHWAB & CO., INC.

                                          By:    ____________________
                                          Name:  Fred Potts
                                          Title: Senior Vice President

Dated: __________________________

                                     AMENDED
                                   SCHEDULE C
                            SHAREHOLDER SERVICE FEES

             Name of Fund                                                                Fee
             ------------                                                                ---
Schwab 1000 Fund - Investor Shares                       Twenty one-hundredths of one percent (.20%) of the
                                                         class's average annual net assets, calculated and
                                                         payable on a monthly basis

Schwab 1000 Fund - Select Shares(TM)                     Five one-hundredths of one percent (.05%) of the
                                                         class's average annual net assets, calculated and
                                                         payable on a monthly basis

Schwab Total Bond Market Fund                            Twenty one-hundredths of one percent (.20%) of the
  (Formerly known as Schwab Total Bond                   Fund's average annual net assets, calculated and
  Market Index Fund; and Schwab                          payable on a monthly basis
  Long-Term Government Bond Fund)

Schwab Short-Term Bond Market Fund                       Twenty one-hundredths of one percent (.20%) of the
  (Formerly known as Schwab Short-Term                   Fund's average annual net assets, calculated and
  Bond Market Index Fund; and                            payable on a monthly basis
  Schwab Short/Intermediate
  Government Bond Fund)

Schwab Long-Term California                              Twenty one-hundredths of one percent (.20%) of the
  Tax-Free Bond Fund                                     Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Short/Intermediate                                Twenty one-hundredths of one percent (.20%) of the
  California Tax-Free Bond Fund                          Fund's average annual net assets, calculated and
                                                         payable on a monthly basis

Schwab Long-Term Tax-Free Bond Fund                      Twenty one-hundredths of one percent (.20%) of the Fund's
                                                         average annual net assets, calculated and payable on a monthly basis

Schwab Short/Intermediate                                Twenty one-hundredths of one percent (.20%) of the
  Tax-Free Bond Fund                                     Fund's average annual net assets, calculated and payable on a monthly basis

Schwab YieldPlus Fund - Investor Shares                  Twenty one-hundredths of one percent (.20%) of the
                                                         class's average annual net assets, calculated and
                                                         payable on a monthly basis

Schwab YieldPlus Fund - Select Shares                    Five one-hundredths of one percent (.05%) of the
                                                         class's average annual net assets, calculated and
                                                         payable on a monthly basis

Schwab GNMA Fund - Investors Shares                      Twenty one-hundredths of one percent (.20%) of the
                                                         class's average annual net assets, calculated and
                                                         payable on a monthly basis

Schwab GNMA Fund - Select Shares                         Five one-hundredths of one percent (.05%) of the
                                                         class's average annual net assets, calculated and
                                                         payable on a monthly basis

Schwab California Tax-Free YieldPlus                     Twenty one-hundredths of one percent (.20%) of the
Fund - Investors Shares                                  class's average annual net assets, calculated and
                                                         payable on a monthly basis

Schwab California Tax-Free YieldPlus                     Five one-hundredths of one percent (.05%) of the
Fund - Select Shares                                     class's average annual net assets, calculated and
                                                         payable on a monthly basis

Schwab Tax-Free YieldPlus Fund - Investors Shares        Twenty one-hundredths of one percent (.20%) of the
                                                         class's average annual net assets, calculated and
                                                         payable on a monthly basis

Schwab Tax-Free YieldPlus Fund - Select Shares           Five one-hundredths of one percent (.05%) of the
                                                         class's average annual net assets, calculated and
                                                         payable on a monthly basis

                                          SCHWAB INVESTMENTS

                                          By:    _________________________
                                          Name:  Stephen B. Ward
                                          Title: Senior Vice President
                                                 and Chief Investment Officer

                                          CHARLES SCHWAB & CO., INC.

                                          By:    _________________________
                                          Name:  Fred Potts
                                          Title: Senior Vice President

Dated:  ____________________